Rodman & Renshaw Conference
September 13, 2010

Forward Looking Statements
Forward Looking Statements
Certain statements in this presentation may constitute forward looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although Tengion believes that these statements are based upon reasonable assumptions within the bounds of its knowledge of its business and operations, there are a number of factors that may cause actual results to differ from these statements.
For instance there can be no assurance that: (i) the Company will be able to obtain the capital it needs to develop its product candidates or continue as a going concern; (ii) the Company will be able to successfully enroll patients in its clinical trials, including its Phase I clinical trial for the
Neo-Urinary Conduit; (iii) patients enrolled in the Company’s clinical trials will not experience adverse events related to the Company’s product candidates, which could delay clinical trials or cause the Company to terminate the development of a product candidate; (iv) the results of the clinical trial for the Neo-Urinary Conduit will support further development of that product candidate; (v) data from our ongoing preclinical studies will continue to be supportive of advancing our preclinical product candidates; and (vi) the Company will be able to progress its product candidates that are undergoing preclinical testing, including the Neo-Kidney Augment, into clinical trials.
For additional factors which could cause actual results to differ from expectations, reference is made to the reports filed by the Company with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. The forward looking statements in this presentation are made only as of the date hereof and the company disclaims any intention or responsibility for updating predictions or expectations in this presentation.

Unique and productive regenerative medicine platform
 ▪ Products harness the body’s natural ability to regenerate
Lead clinical product targets patients with bladder cancer
 ▪ Phase 1 trial underway - two sites now screening patients
 ▪ Initial enrollment challenges being addressed
 ▪ Enrollment update by next quarterly call
 ▪ Strong support from thought leaders - recently reiterated
 ▪ Billion dollar market potential due to significant unmet need
New data: Pipeline product program delays progression of kidney failure
 ▪ Peer reviewed publication of in vivo efficacy data in aggressive preclinical model
 ▪ Improved kidney function and survival
 ▪ Two additional in vivo models confirm initial findings
 ▪ Diabetic animal study - early intervention group
 ▪ New study using human cells to regenerate kidney tissue in nude rats
 ▪ Canine study on track for presentation in 2010
Company Highlights
Company Highlights

Catalyzing Regeneration in the Body
Platform agnostic to cell type or biomaterial used
INTEGRATED
PLATFORM
Industrialization
Cells
Biomaterials
Surgical Implantation
Humans have limited capacity to regenerate without a stimulus
Our platform uniquely catalyzes human tissue regeneration

Urologic Franchise

Urologic Products to Enhance or Replace Bladder
Benefit of
Tengion
Products
Current
Standard of
Care
Primary Patient
Populations
(US and EU)
Bowel used to create a tube to
transport urine from ureters to
abdominal wall into ostomy bag
Neo-Urinary Conduit
Phase I
Bladder cancer (20K/yr)
Bowel used to create a bladder
to carry and store urine inside the
patient for excretion via urethra
Neo-Bladder Replacement
Pre-IND
Bladder cancer (1.6K/yr)
Eliminate the use of bowel and
reduce the associated complications and side effects
Neo-Bladder Augment
Bowel used to increase
bladder capacity and
decrease pressure
Phase II
Spina Bifida / SCI (1K/yr)

Native-like regeneration at
three months with no
immune rejection
Normal lining
Source: Tengion IND #14218; Presented at International Society for Stem Cell Research, 2009
Regeneration of normal
lining from ureters to skin
with no urine absorption
and no mucus secretion
Junction
with ureter
Conduit
Junction
with skin
The product candidate catalyzed regeneration of a conduit made of bladder tissue, allowing for unobstructed urine flow

Open label study
 ▪ 5 patients with bladder cancer requiring bladder removal
 ▪ Primary assessment on integrity and patency at 1 year
Early enrollment challenges being addressed
 ▪ Second site, Johns Hopkins initiated recently
 ▪ Protocol amendments to broaden patient population under consideration
 ▪ Additional educational materials provided to investigators
 ▪ Anticipate more timely enrollment as a result of these efforts
Regulatory pathway
 ▪ BLA with CBER in the lead and CDRH collaborating
 ▪ IND accepted in 30 days, frequent interactions continuing
 ▪ Augment experience in US and Europe is instructive for conduit
Neo-Urinary Conduit - Phase I Trial
Neo-Urinary Conduit - Phase I Trial

Neo-Kidney Augment

100,000 new dialysis patients each year in the US
 ▪ 350,000 currently on dialysis
 ▪ 20% annual mortality
Neo-Kidney Augment Overview
Neo-Kidney Augment Overview
Intended to delay the need for dialysis or transplantation
Intended to delay the need for dialysis or transplantation
Bioactive Renal Cells
on Biomaterial
Bioactive Renal Cells from
Kidney Biopsy
Injectable Delivery System
Product Implantation
Functional Regeneration
Delays Progression
NX
NX + NKA
Healthy

Glomerular and tubular
regeneration in vivo
Kidney Tissue Regeneration in 5/6th Nephrectomized Rats
Kidney Tissue Regeneration in 5/6th Nephrectomized Rats
Peer reviewed publication demonstrating regeneration and survival advantage
Peer reviewed publication demonstrating regeneration and survival advantage
Kelley et al, A tubular cell-enriched subpopulation of primary renal cells improves survival and augments kidney function in a rodent model of chronic kidney disease.
Am J Physiol Renal Physiol (September 8, 2010). doi:10.1152/ajprenal.00221.2010
Delayed progression
improves survival
NKA > Nx
(p=0.00007)
NKA
NKA
UNTREATED TREATED

Initial data published this month
 ▪ Bio-active renal cells preserve functional kidney mass, slow progression, improve survival
 ▪ Aggressive preclinical model of chronic kidney disease
Diabetic kidney failure data
 ▪ New efficacy data in a diabetic, obese, hypertensive model of renal failure
 ▪ Evaluating impact of disease stage on efficacy and safety
 ▪ Additional in vivo data - ISCT September 28, 2010
Human regenerative cells in nude rat kidney failure data
 ▪ New efficacy data in nude rat model of ischemia - reperfusion / gentamycin injury
 ▪ Additional in vivo data Q4 2010
Large animal data
 ▪ Efficacy to delay or prevent need for dialysis in large animal model of chronic renal failure
 ▪ Feasibility of minimally invasive methods of surgical delivery
 ▪ Initial results Q4 2010
Product Development
 ▪ Bioprocess and delivery systems being optimized
Neo-Kidney Augment
Neo-Kidney Augment
R&D Program Overview
R&D Program Overview

STABLE
DECLINE
FAILURE
Age (Weeks)
Untreated Obese ZSF1
= intervention targets
Diabetic Rat Model of Progressive Nephropathy
Kidney failure secondary to severe type 2 diabetes
Aggressive metabolic syndrome with diabetes and obesity
 – ~50% mortality at ~1 year of age without treatment
 – Multiple co-morbid conditions
 – Hyperglycemia
 – Vasculopathy
 – Hypertension
 – Progressive disease occurs throughout the kidney (glomeruli, tubules, interstitium)

Evaluating change in treated vs. untreated:
▪ sCREAT
▪ uCREAT
▪ uCREAT / sCREAT ratio
▪ BUN
▪ eGFR
▪ uPHOS
▪ sCa++ / uNa+
▪ uOSM
▪ uSpGr
Diabetic Rat Model of Progressive Nephropathy
Evaluating glomerular and tubular functions
Diabetic Rat Model of Progressive Nephropathy
Evaluating glomerular and tubular functions
EARLY INTERVENTION
(Early Stage 3 CKD)
Moderate glucose control (insulin)

Stabilization of
renal filtration
Improved survival
100% (5/5)
ZSF1 + NKA
60% (3/5)
ZSF1
1-Year
Survival
Treatment
Group

Rodent model of CKD
after acute injury
Human-derived cells
prevent renal failure in
CKD nude rats for 3 mo.
I-R/G Injury +
Human Renal Cells
I-R/G Injury
Treatment
1 4 12
 weeks post-treatment
*
*
* p<0.05
• Chronic Renal Failure due to Ischemia-
 Reperfusion + Gentamicin (I-R/G)
• I-R/G in nude rats enables rapid functional
 screening of human cellular components

Corporate

IP and Barriers to Entry
 Issued patent protection to 2021, plus recent applications pending
 ▪ 37 US and 130 international patents and patent applications
 ▪ Core patents cover composition, design and methods of manufacture
 Plus know-how, trade secrets, and integrated capabilities associated with the discovery, development and manufacturing of our product candidates
Urologic Franchise
Neo-Kidney Augment

Financial Overview
Financial Overview
June 30, 2010
Cash and Investments
Long-Term Debt
Net Loss - YTD
Outstanding Shares
(March 31 amount assumes conversion of
pre-IPO preferred shares into common)
 $27.4 M
 $15.3 M
 $12.9 M
 12.4 M
▪ In April 2010, Tengion completed an IPO of 6 million shares
 ▪ net proceeds of approximately $26 million
▪ Substantially all of long-term debt is scheduled for repayment by July 2011
▪ Sufficient cash resources to fund operating expenses and debt repayment until April 2011
March 31, 2010
 $9.1 M
 $18.8 M
 $6.4 M
 6.4 M

Upcoming Milestones / Data
Upcoming Milestones / Data
Neo-Urinary Conduit
 ▪ Enrollment update by 3Q quarterly call
 ▪ Estimating interim data on first patient by January
Neo-Kidney Augment
 ▪ Diabetic kidney failure early intervention: data ISCT, 9/28/10
 ▪ Human cells in nude rat kidney failure: data 4Q10
 ▪ Large animal initial kidney failure: data 4Q10
Neo-GI Augment
 ▪ Initial proof of concept: data 4Q10
Analyst and Investor Meeting - October 5, 2010
 ▪ Virtual meeting for financial community
 ▪ Review research platform and results